AMERIPRIME ADVISORS TRUST

                             BULL MOOSE GROWTH FUND

                         Supplement dated July 12, 2005

                                     to the

                         Prospectus Dated April 1, 2005




FOOTNOTE 3 TO THE TABLE ENTITLED FEES AND EXPENSES OF THE FUND IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          3 The Fund currently does not have a 12b-1 plan. The Fund intends to seek shareholder approval to institute a plan under Rule 12b-1 that would permit the Fund to charge 12b-1 fees of up to 0.25% annually.


THE DISCLOSURE IN THE PROSPECTUS ENTITLED DISTRIBUTION PLAN IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          DISTRIBUTION PLAN

               The Fund currently does not have a 12b-1 plan. The Fund intends to seek shareholder approval for a plan under Rule 12b-1 that would allow the Fund to pay annual fees of up to 0.25% of the Funds average daily net assets for distribution and shareholder services. If the plan is approved, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges. This is because these fees are paid out of the Fund's assets on an on-going basis.

                     ---------------------------------------

     This supplement and the Prospectus dated April 1, 2005 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Prospectus, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-877-322-0576.

                            AMERIPRIME ADVISORS TRUST

                             BULL MOOSE GROWTH FUND

                         Supplement dated July 12, 2005
                                     to the
                       Statement of Additional Information
                               Dated April 1, 2005


THE DISCLOSURE IN THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED DISTRIBUTION PLAN IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

DISTRIBUTION PLAN

The Fund currently does not have a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (a "Plan"). However, the Fund intends to seek shareholder approval for a Plan that would permit the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund would be equal to 0.25% of its average daily net assets.

The proposed Plan provides that, subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of the shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;
(e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
(h) costs of implementing and operating this Plan. If the proposed Plan is approved by shareholders, the Trust will be authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund shares, either directly or through other persons with which the Trust enters into agreements related to the Plan.

The proposed Plan provides that the Fund will pay its investment adviser, The Roosevelt Investment Group, Inc. (the "Adviser") an annual fee equal to 0.25% of the Fund's average daily net assets for the Adviser's services in connection with the sales and promotion of the Fund, including its distribution expenses, as described above. The actual distribution related expenses incurred by the Adviser may be less than the 12b-1 fees that the Adviser receives from the Fund. Payments received by the Adviser under the proposed Plan are in addition to fees paid by the Fund to the Adviser under the Management Agreement between the Adviser and the Trust.

The Trustees expect that the proposed Plan could significantly enhance the Fund's ability to expand distribution of shares of the Fund. It also is anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

If approved by shareholders, the proposed Plan will continue in effect until the next annual approval of the Plan by the Board of Trustees and thereafter for successive one year periods, but only if approved at least annually by a majority of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plan. All material amendments to the Plan must be approved by a vote of the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendments. Any amendment to the Plan that materially increases the costs that the Fund may bear for distribution pursuant to the Plan must be approved by a majority vote of the outstanding voting securities of the Fund. The proposed Plan may be terminated at any time by: (a) a majority vote of the Disinterested Trustees, or (b) a vote of a majority of the outstanding voting securities of the Fund.

                          -----------------------------

     This supplement and the Statement of Additional Information dated April 1, 2005 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-877-322-0576.